Allscripts Investor Presentation – January, 2010 EXHIBIT 99.1

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws.  Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements.
Among the important factors that could cause actual results to differ materially from those indicated
by such forward-looking statements are: the volume and timing of systems sales and installations;
length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug
Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC
(“MHS”);  the integration of MHS with the Company; the impact of the securities class action and other pending or threatened litigation and the possible disruption of current plans and operations as a result thereof; the implementation and speed of acceptance of the electronic record provisions of the
American Recovery and Reinvestment Act of 2009; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and
Exchange Commission, including our most recent Annual Report on Form 10-K available through the
Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company
undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

3 Agenda › Market Opportunity is Now › Meaningful Use Update › Why Allscripts? › Financial Update

We are at the beginning of the single fastest transformation of any industry in US history

2010: The Year of the EHR
<20
%
Approx. 20% EHR
Penetration
-Early Adopters
~
$48B
~$48 Billion in
Federal Funding
70
%
70% of funding will be
spent in first 3 years
Lower IT Investment in Healthcare Than Any Other Sector of Economy

6
Market Potential
Practice Size Total # of Practices
EHR Penetration
(FY08/09)
1-3 Physicians 163,000 ~10%
4-9 Physician 27,000 ~20%
10-25 Physicians 8,000 ~25%
26+ Physicians 2,000 ~40%
Total 200,000 ~12%
Source: SK&A = SK&A Information Services which sells databases for sales and marketing success in healthcare industry

Vision
Standards
Limited Time
Incentives

Allscripts

7 Once in a Lifetime Opportunity…

Meaningful Use Update: The Time is Now
Health care reform
will not
impact ARRA ~$40B for EHRs
›
Medicare - $44,000; Medicaid - $63,750
›
Rules issued December 30, 2009
›
Notice of Proposed Rule Making (NPRM)
-
how physicians earn incentives
-
60 day comment period ends March 15
›
Interim Final Rule (IFRM)
-
how products get certification
-
no surprises
›
Penalties for not participating

Meaningful Use Update: Key Components
›
The EHR must be certified & include e-prescribing
›
The EHR must be connected
›
The EHR must include reporting capabilities on clinical
quality metrics
›
The EHR must be used in a meaningful way

Why Allscripts?
›
Leadership
-
The clear leader in providing innovative software, connectivity and information solutions that empower physicians and other healthcare providers to improve the health of both their patients and their bottom line
›
A Safe Choice
-
Financially Strong
-
Revenue of ~ $700mm
-
R&D 2010 ~$70 million
›
People & Experience

11 Our Footprint… 160,000 Physicians 8,000 Post-Acute Providers 800 Hospitals and 80 million Rx…

12 Comprehensive Portfolio… Across the Continuum of Care

The Allscripts family of Award-Winning Electronic Health Record and Practice Management Solutions

MYWAY™ EHR/PM
PROFESSIONAL™ EHR/PM
ENTERPRISE™ EHR/PM

Allscripts™

13

PATIENT'S HOME
HOSPITAL
SMALL PHYSICIAN OFFICE
LARGE PHYSICIAN OFFICE
LONG TERM CARE
PHARMACY
24
PHARMACEUTICAL
PAYER
COMMERICAL LAB

Allscripts™

14 Connect

15 Powerful Engine to Drive Sales 1. Hospital/Community Distribution Partners 2. Henry Schein; Cardinal Health 3. Allscripts Distribution Network 4. Direct Marketing 5. ~250 Direct Sales Professionals

INTRODUCING...

The Allscripts Stimulus Program

1
2
3

Join the 160,000 MDs using Allscripts solutions today.

Allscripts™

16

INTRODUCING...

The Allscripts Stimulus Program

1
2
3

Join the 160,000 MDs using Allscripts solutions today.

1. The Right EHR.

Our Electronic Health Record (EHR) solutions are designed to meet the needs of your practice, regardless of size or specialty.

Allscripts™

17

INTRODUCING...

The Allscripts Stimulus Program

1
2
3

Join the 160,000 MDs using Allscripts solutions today.

1. The Right EHR.

Our Electronic Health Record (EHR) solutions are designed to meet the needs of your practice, regardless of size or specialty.

2. The Right Guarantee.

Our EHR solutions will meet the criteria for EHR certification. If not, we'll credit you up to 12 months of support. Guaranteed.

Allscripts™

18

INTRODUCING...

The Allscripts Stimulus Program

1
2
3

Join the 160,000 MDs using Allscripts solutions today.

1. The Right EHR.

Our Electronic Health Record (EHR) solutions are designed to meet the needs of your practice, regardless of size or specialty.

2. The Right Guarantee.

Our EHR solutions will meet the criteria for EHR certification. If not, we'll credit you up to 12 months of support. Guaranteed.

3. The Right Price.

Start right away with $0 for software for the first 6 months. Then pay for your solution with affordable monthly payments over time.

Allscripts™

19

20 Summary › Unparalled Market Opportunity › Rapid Transformation › “Rules of the Road” for Capturing Stimulus in Place › Allscripts - “Built to Last”

21 Financial Overview

Allscripts – Financial Highlights
›
$191.3 million in H1 bookings – 30% growth
›
$680.0 million run rate revenue
›
Visibility – 67% Recurring Revenue
›
mix of SaaS Bookings
›
Improving Gross Margins
›
Significant Operating Leverage
›
Substantial R&D Expenditures ~ $70.0 million or ~10% of
Revenue in Fiscal 2010
›
Strong Financial Position

Fiscal 2010 2Q & YTD Bookings Results
Quarter Ended 11/30/08 11/30/09 % Change
Bookings
$80.7 $93.8 16%
% SaaS
26% 24%
Six Months Ended 11/30/08 11/30/09 % Change
Bookings
$147.1 $191.3 30%
% SaaS
24% 25%
Strong 2Q and YTD bookings across all of our product offerings

Fiscal 2010 2Q Revenue and Net Income
Q2 ‘09 Q2 ‘10 % Change
Revenue
$128.6 $169.3 32%
Non-GAAP Revenue(a)
$163.4 $170.7 4%
% Recurring Revenue
63% 67%
Net Income
($6.0) $15.8 N/M
Non-GAAP Net Income(a)
$16.6 $24.0 45%
(a) Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP revenue and net income for the three months ended November 30, 2009 and 2008. Information also available at
http://investor.allscripts.com

Gross Profit Margin Improvements
54.0%
56.4%
54.7%
56.8%
40.0%
45.0%
50.0%
55.0%
60.0%
Q2 Q1 Q1 Q2
Non-GAAP(a)
GAAP
(a) Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP gross profit margin for the three months ended August 31, 2009 and November 30, 2009. Information also available at http://investor.allscripts.com

Operating Income Growth - Fiscal 2010
$21.6
$26.7
$37.2
$39.7
$15.0
$25.0
$35.0
$45.0
Q2 Q1 Q1 Q2
Non-GAAP(a)
GAAP
(a) Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP operating profit for the three months ended November 30, 2009. Additional information also available at
http://investor.allscripts.com

Fiscal 2010 Outlook
2010E
Revenue
(2009 non-GAAP)
$680.0 - $700.0
Net income $64.5 - $66.0
Non-GAAP net
income(a)
$93.5 - $95.0
Diluted EPS $0.41 - $0.43
Non-GAAP
diluted EPS(a)
$0.61 - $0.63
WASO 150.5
(a) Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP revenue, net income and EPS for the year ended May 31, 2009 and 2010. Information also available at
http://investor.allscripts.com
›
~10% Top Line Growth
›
Mid 50’s Gross Margin %
›
Significant Operating
Leverage
›
Non-GAAP Net Income
Growth 22-24%
›
Strong Operating Cash
Flow

Appendix: Non-GAAP Reconciliation
›
GAAP – non-GAAP revenue reconciliation for the three months ended November 30, 2008 and
2009.
Q2 Q2
2009 2010
Nov-08 Nov-09
Revenue
Revenue, as reported $128.6 $169.3
Allscripts pre-merger 37.4 -
Deferred revenue adjustment 2.1 1.4
Elimination of prepackaged medications (4.7) -
Revenue, non-GAAP $163.4 $170.7

Appendix: Non-GAAP Reconciliation
›
GAAP – non-GAAP net income reconciliation for the three months ended November 30, 2008 and
2009.
Q2 Q2
2009 2010
Nov-08 Nov-09
Net income
Net income, as reported $     (6.0) $    15.8
Allscripts pre-merger 7.9 -
Elimination of prepackaged medications (0.3) -
Deferred revenue adjustment 2.0 1.5
Stock based compensation 1.0 4.4
Acquisition-related amortization expense 4.6 5.7
Transaction-related expense 22.0 1.3
Tax effect of non-GAAP adjustments (at 39%) (14.6) (5.0)
Tax adjustment to bring as-reported to 39% - 0.3
Net income, non-GAAP $16.6 $24.0

Appendix: Non-GAAP Reconciliation
›
GAAP – non-GAAP gross profit margin reconciliation for the three months ended August 31, 2009 and November 30, 2009.
Q1 Q2
2010 2010
Aug-09 Nov-09
Gross margin
Gross margins, as reported $89.1 $95.5
% of revenue 54.0% 56.4%
Deferred revenue adjustment 2.6 1.4
Gross margins, non-GAAP $91.7 $96.9
% of non-GAAP revenue 54.7% 56.8%

Appendix: Non-GAAP Reconciliation
›
GAAP – non-GAAP operating income reconciliation for the three months ended August 31, 2009 and November 30, 2009
Q1 Q2
2010 2010
Aug-09 Nov-09
Operating income
Operating income as reported $21.6 $26.7
Deferred revenue adjustment
2.6 1.5
Stock based compensation 3.3 4.4
Amortization of intangibles
5.7 5.7
Transaction-related expense 3.9 1.3
Operating income, non-GAAP $37.1 $39.6

Appendix: Non-GAAP Reconciliation
›
GAAP – non-GAAP Net Income and EPS reconciliation for the year ended May 31, 2009 and 2010
Fiscal 2009
Fiscal 2010
Guidance Guidance Range
Net income $26.0 $65.3 $64.5 to $66.0
GAAP EPS $0.21 $0.43 $0.41 to $0.43
Adjustments*
Allscripts pre-merger 11.4 -
Elimination of prepackaged
medications (2.4) -
Deferred revenue adjustment 7.8 4.9
Stock based compensation 8.3 15.2
Acquisition-related amortization
expense 20.5 22.6
Transaction-related expense 40.3 5.2
Tax effect of non-GAAP
adjustments (41% in 2009 and
39% in 2010) (35.2) (18.6)
Non-GAAP Net income $76.7 $94.6 $93.5 to $95.0
Share count 149.9 150.5
Non-GAAP EPS $0.51 $0.63 $.61 to $.63

Appendix: Non-GAAP Reconciliation
Fiscal
2009
Revenue
Revenue, as reported $548.4
Allscripts pre-merger 124.3
Deferred revenue adjustment 7.8
Elimination of prepackaged medications (29.6)
Revenue, non-GAAP $650.9
›
GAAP – non-GAAP revenue reconciliation for the year ended May 31, 2009.

Basis of Presentation
Basis of Presentation
The Company's GAAP results for the three and six months ended November 30, 2009 include results of Allscripts for each such period.  The Company's
GAAP results for the three and six months ended November 30, 2008 include the results of Misys Healthcare (Misys) for each period and the results of
Allscripts subsequent to a merger effected on October 10, 2008, at which time the Company's legal name was changed to Allscripts-Misys Healthcare
Solutions, Inc.
Footnotes
1. Non-GAAP revenue for the three months ended November 30, 2009 and 2008, respectively, are comprised of revenue from Allscripts and Misys for the full three month period of each respective year, giving effect to the add-back of a deferred revenue adjustment of $1.4 million recorded for GAAP purposes in the three month period ended November 30, 2009 and $2.1 million for the same period last year.  In addition, non-GAAP revenue for the three months ended
November 30, 2008 excludes $4.7 million in prepackaged medications revenue that were recorded for GAAP purposes.  Allscripts disposed of its prepackaged medications business on March 16, 2009.  Non-GAAP revenue for the six months ended November 30, 2009 and 2008, respectively, are comprised of revenue from Allscripts and Misys for the full six month period of each respective year, giving effect to the add-back of a deferred revenue adjustment of $4.0 million recorded for GAAP purposes in the six month period ended November 30, 2009 and $2.1 million for the same period last year.  In addition, non-GAAP revenue for the six months ended November 30, 2008 excludes $4.7 million in prepackaged medications revenue that were recorded for
GAAP purposes.
2. Non-GAAP gross margin for the three months ended November 30, 2009 and 2008, respectively, are comprised of gross profit from Allscripts and Misys for the full three month period of each respective year, giving effect to the add-back of a deferred revenue adjustment of $1.4 million recorded for GAAP purposes in the three month period ended November 30, 2009 and $2.1 million for the same period last year.  In addition, non-GAAP gross margin for the three months ended November 30, 2008 excludes $0.8 million in prepackaged medications gross profit that were recorded for GAAP purposes.  Non-GAAP gross margin for the six months ended November 30, 2009 and 2008, respectively, are comprised of gross profit from Allscripts and Misys for the full six month period of each respective year, giving effect to the add-back of a deferred revenue adjustment of $4.0 million recorded for GAAP purposes in the six month period ended November 30, 2009 and $2.1 million for the same period last year.  In addition, non-GAAP gross margin for six months ended November 30, 2008 excludes $0.8 million in prepackaged medications gross profit that were recorded for GAAP purposes.
3. Non-GAAP net income for the three months ended November 30, 2009 and 2008, respectively, are comprised of net income from Allscripts and Misys for the full three month period of each respective year, giving effect to the add-back of acquisition-related amortization of $3.5 million and $2.8 million, respectively, net of tax; stock-based compensation expense of $2.7 million and $0.6 million, respectively, net of tax; transaction-related expenses of $0.8 million and $13.4 million, respectively, net of tax; and a deferred revenue adjustment of $0.9 million and $1.2 million, respectively, net of tax.  Non-GAAP net income also eliminates prepackaged medications net income of $0.2 million, net of tax, for the three months ended November 30, 2008 and adds-back a tax adjustment of $0.3 million for the three months ended November 30, 2009.  Non-GAAP net income for the six months ended November 30, 2009 and 2008, respectively, are comprised of net income from Allscripts and Misys for the full six month period of each respective year, giving effect to the add-back of acquisition-related amortization of $6.9 million and $5.2 million, respectively, net of tax; stock-based compensation expense of $4.7 million and $2.1 million, respectively, net of tax; transaction-related expenses of $3.2 million and $17.6 million, respectively, net of tax; and a deferred revenue adjustment of $2.5 million and $1.2 million, respectively, net of tax.  Non-GAAP net income also eliminates prepackaged medications net income of $0.7 million, net of tax, for the six months ended November 30, 2008 and adds-back a tax adjustment of $0.1 million for the six months ended November 30, 2009.
4.Non-GAAP adjustments are effected for tax at the actual as-reported effective tax rate for all fiscal 2009 periods presented. Non-GAAP adjustments are effected for tax at the anticipated full-year effective tax rate for all fiscal 2010 periods presented.
5. Please see next page for a further discussion of non-GAAP measures.
Supplemental and non-GAAP financial information is also available at
http://investor.allscripts.com.

Explanation of Non-GAAP Financial Measures
Explanation of Non-GAAP Financial Measures
Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this presentation non-GAAP revenue, gross profit operating income and net income, including non-GAAP net income on a per share basis, which are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP revenue consists of GAAP revenue and legacy Allscripts revenue for periods prior to the consummation date of the Misys merger and adds back the deferred revenue adjustment booked for GAAP purposes and excludes revenue from prepackaged medications.  Non-GAAP gross profit consists of GAAP gross profit and legacy Allscripts gross profit for periods prior to the consummation date of the Misys Healthcare merger and adds back the deferred revenue adjustment booked for GAAP purposes and excludes revenue from prepackaged medications.  Non-GAAP net income consists of GAAP net income and includes legacy Allscripts net income for periods prior to the consummation date of the Misys merger, excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses, adds back the deferred revenue adjustment and excludes net income from prepackaged medications, in each case net of any related tax benefit.
Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions or investments. Allscripts excludes acquisition-related amortization expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Management believes that this adjustment facilitates comparisons of the separate pre-merger results of legacy Misys and legacy Allscripts to that of the Company's post-merger results.  Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.
Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Allscripts excludes stock-
based compensation expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and should also note that such expense will recur in future periods.
Deferred Revenue Adjustment. Deferred revenue adjustment reflects the fair value adjustment to deferred revenues acquired in connection with the Misys merger transaction consummated on October 10, 2008. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin, to perform services related to legacy Allscripts software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of October 10, 2008. Allscripts adds back this deferred revenue adjustment for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of Allscripts operations and facilitates comparisons of the separate pre-merger results of legacy Misys and legacy Allscripts to that of the Company's post-merger results.
Management also believes that non-GAAP revenue, gross profit and net income provide useful supplemental information to management and investors regarding the underlying performance of the Company's business operations and facilitates comparisons of the separate pre-merger results of legacy Misys and legacy Allscripts to that of the Company's post-merger results.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that we have provided and discussed herein. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the Company's core operating results. In addition, the Company uses Non-GAAP net income to measure achievement under the Company's cash incentive compensation plans.  Note, however, that non-GAAP revenue, gross profit and net income are performance measures only, and they do not provide any measure of the Company's cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts' results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.